Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                    May, 1999
          GEM Trust 99-01, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                 %                     7.651786
                                                     -------------------------
       Weighted average maturity                                       352.28
                                                     -------------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                                    Principal
              Principal Per      Prepayments Per     Interest Per
     Class     Certificate         Certificate        Certificate   Payout Rate
     -----     -----------         -----------        -----------   -----------
       P     $    1.16417611     $      0.20335012  $  0.00000000   % 0.00000000
       IA1   $   30.66275764     $     29.79451956  $  5.52083337   % 6.62500004
       IA2   $    0.00000000     $      0.00000000  $  5.83333684   % 7.00000421
       IA3   $    0.00000000     $      0.00000000  $  5.52083333   % 6.62500000
       IA4   $    0.00000000     $      0.00000000  $  5.52083206   % 6.62499847
       IA5   $   41.29464423     $     40.12535647  $  5.52083319   % 6.62499983
       IA6   $    0.00000000     $      0.00000000  $  5.52083322   % 6.62499986
       IA7   $    0.00000000     $      0.00000000  $  5.62500306   % 6.75000367
       IA8   $    0.00000000     $      0.00000000  $  4.77500091   % 5.73000109
       IA9   $    0.00000000     $      0.00000000  $  7.69296185   % 9.23155422
       IA10  $    0.00000000     $      0.00000000  $  8.33337179   %10.00004614
       IIA1  $   13.72862635     $     12.96354646  $  5.83333333   % 7.00000000
       IIA2  $   13.72862600     $     12.96354689  $  0.00000000   % 0.00000000
       AR    $ 1000.00000000     $    971.70000000  $  5.50000000   % 6.60000000
       X     $    0.00000000     $      0.00000000  $  5.52083335   % 6.62500002
       M     $    0.75692181     $      0.75692181  $  5.52083325   % 6.62499990
       B1    $    0.75692189     $      0.75692189  $  5.52083266   % 6.62499920
       B2    $    0.75692023     $      0.75692023  $  5.52083324   % 6.62499988
       B3    $    0.75692023     $      0.75692023  $  5.52083324   % 6.62499988
       B4    $    0.75691804     $      0.75691804  $  5.52083562   % 6.62500274
       B5    $    0.75692209     $      0.75692209  $  5.52083492   % 6.62500190

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $      N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            28,942.54
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       387,111,893.87
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:         1,929
                                                               ----------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance          Cusip
-----         -------          -----------------       -------          -----
P    $             226,555.07  $      226,291.32  $           998.84  23321P3M8
IA1  $         124,733,138.00  $  120,908,476.02  $           969.34  23321P2Z0
IA2  $             950,000.00  $      950,000.00  $         1,000.00  23321P3A4
IA3  $          19,800,000.00  $   19,800,000.00  $         1,000.00  23321P3B2
IA4  $           1,310,000.00  $    1,310,000.00  $         1,000.00  23321P3C0
IA5  $          31,762,780.00  $   30,451,147.30  $           958.71  23321P3D8
IA6  $          11,012,220.00  $   11,012,220.00  $         1,000.00  23321P3E6
IA7  $             817,500.00  $      817,500.00  $         1,000.00  23321P3F3
IA8  $           2,889,545.00  $    2,889,545.00  $         1,000.00  23321P3G1
IA9  $             647,926.00  $      647,926.00  $         1,000.00  23321P3H9
IA10 $             130,029.00  $      130,029.00  $         1,000.00  23321P3J5
IIA1 $         167,263,644.00  $  164,967,343.93  $           986.27  23321P3K2
IIA2 $           9,467,753.00  $    9,337,773.76  $           986.27  23321P3L0
AR   $                 100.00  $            0.00  $             0.00  23321P3P1
X    $          46,292,848.19  $   44,938,760.59  $           970.75  23321P3N6
M    $           8,880,587.00  $    8,873,865.09  $           999.24  23321P3Q9
B1   $           5,131,005.00  $    5,127,121.23  $           999.24  23321P3R7
B2   $           4,341,620.00  $    4,338,333.74  $           999.24  23321P3S5
B3   $           2,170,810.00  $    2,169,166.87  $           999.24  23321P3T3
B4   $           1,184,078.00  $    1,183,181.75  $           999.24  23321P3U0
B5   $           1,973,466.00  $    1,971,972.24  $           999.24  23321P3V8

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            17       Principal Balance      $    3,245,896.79
                              --------                             -------------
       2.   60-89 days
            Number            1        Principal Balance      $      311,335.10
                              --------                             -------------
       3.   90 days or more
            Number            0        Principal Balance      $            0.00
                              --------                             -------------
       4.   In Foreclosure
            Number            0        Principal Balance      $            0.00
                              --------                             -------------
       5.   Real Estate Owned
            Number            0        Principal Balance      $            0.00
                              --------                             -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                 IA8             %               5.73000109
                 IA9             %               9.23155422
                 IA10            %              10.00004614

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate:%  0.00000000
                                                                    -----------

G.
                                     Rounding Amount
           Opening    Reimbursement    (Withdrawl)     Closing
Class      Balance        Amount                       Balance
-----      -------        ------     ---------------   -------
IA2      $    999.99  $        0.00  $         0.00    $  999.99



*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.